SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 30, 2002

(Date of Report)

December 16, 2002

(Date of Earliest Event Reported)

American Hospital Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-32195	87-0319410
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer I.D. No.)

1912 West Bay Crest

Santa Ana, CA 92704

(Address of Principal Executive Offices)

714-444-0223

Registrant's Telephone Number

Not Applicable

(Former Name or Former Address if changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

American Hospital Resources, Inc. ("AHR") entered into an Asset Purchase Agreement to acquire certain operating assets of NIPSI Healthcare of Houston, a limited partnership, and NIPSI of Houston, Inc., the general partner of NIPSI Healthcare of Houston (collectively, "NIPSI") for $150,000 and the assumption of a limited number of NIPSI's trade payables and operating leases. The Agreement was dated December 13, 2002 and closed on December 16, 2002. As a result of this transaction, the assets of NIPSI acquired by AHR were transferred into NIPSI Pharmacy of Texas, a Nevada corporation, a wholly owned subsidiary of AHR.

Under the Agreement, AHR purchased certain of the operating assets of NIPSI, including all equipment, furniture, fixtures, cash and cash equivalents, inventory, licenses and permits (where transferable) and certain accounts receivable. In exchange for NIPSI's assets, AHR issued a $150,000 promissory note payable in eighteen monthly installments of $8,734.76 commencing on January 15, 2003. Payments are to be made from AHR's working capital. The transaction amount was based on AHR's internal assessment of NIPSI's value and no independent evaluation of NIPSI was conducted by AHR.

Mr. Christopher Wheeler represented AHR in the transaction and Mr. Michael Hunter represented NIPSI. Prior to the acquisition, there were no material relationships between Mr. Wheeler and Mr. Hunter or any officers, directors, affiliates or partners of AHR or NIPSI.

At closing, there are 20,414,000 shares of AHR Common Stock, no par value, issued and outstanding.

Description of the Business

AHR is a healthcare services company based in Santa Ana, California that incorporated in Utah on May 9, 1972. AHR provides pharmaceutical outsourcing services to the patients and residents of long-term care providers such as nursing homes, assisted living facilities, and hospices. AHR also provides consulting and management services to the acute care hospital industry including crisis management, financial restructuring, and pharmaceutical outsourcing. The Company is currently focusing on acquiring and consolidating profitable pharmacy outsourcing and materials management businesses. These companies provide pharmacy management services and pharmaceutical supplies to long-term care facilities such as nursing homes, assisted living facilities, and hospices. AHR intends to acquire and consolidate operations in several regions of the country to gain labor efficiencies, increase its pharmaceutical buying power and enhance its pricing and purchasing terms with pharmaceutical supply houses.

NIPSI is an institutional pharmacy outsourcing business that was founded in Houston, Texas in 1992. NIPSI provides pharmaceutical services to residents and patients of long-term care facilities. These services include pharmaceutical dispensing, medical records support, Medicare Part-B services, and pharmacy consulting services to patients in 2,000 long-term care beds located in the Greater Houston and San Antonio, Texas marketplaces.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

See attached.

(c) Exhibits.
Exhibit Number	SEC Reference Number	Description of Exhibit
1	2	Asset Purchase Agreement
2	99.1	Promissory Note
3	99.2	Bill of Sale

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2002 AMERICAN HOSPITAL RESOURCES, INC.

/s/ Christopher A. Wheeler

Chief Executive Officer

NIPSI Part B Services

Balance Sheet

As of October 31, 2002

		Oct 31, 02
ASSETS
Current Assets
Checking/Savings
1000-LTC Operating account	2,876.63
1050-NIPSI Pan B Operating Acct	14,399.23
1100-Petty Cash	400.00
1105-LTC/NIPSI Clearing account	175,655.35
1106-NIPS/Part B Clearing Account	468,096.05
	___________
Total Checking/Savings		661,427.26
Accounts Receivable
1200- Accounts Receivable Trade
1202- Part B	-82,390.03
1204-Non-Qualified	39,322.69
1206- Part A	28,658.58
1210- Allowance for Doubtful Account	-40,159.74
1200- Accounts Receivable Trade - Other	-21.23
	___________
Total 1200- Accounts Receivable Trade	-54,589.73
	___________
Total Accounts Receivable		-54,589.73
		___________
Total Current Assets		606,837.53
Fixed Assets
1300- Fixed Asset Accounts
1304- Vehicles	12,241.94
1305- Computer Equipment	3,092.18
1300- Fixed Asset Accounts - Other	303.09
	___________
Total 1300 -Fixed Asset Accounts	15,637.21
	___________
Total Fixed Assets		15,637.21
Other Assets
1500- Investment-Creative Pharmacy	25,000.00
	___________
Total Other Assets		25,000.00
		___________
TOTAL ASSETS		647,474.74
		==========

NIPSI Part B Services

LIABILITIES & EQUITY

Liabilities		Oct 31, 02
Current Liabilities
Accounts Payable
2000- Accounts Payable	260,616.00
	___________
Total Accounts Payable		260,616.00
Other Current Liabilities
2100- Payroll Liabilities
2110- Employee Benefit Liability
2111- Employee Benefit 401(k)	518.18
	___________
Tota1 2110- Employee Benefit Liability	518.18
	___________
Total 2100- Payroll Liabilities	518.18
2201- Sales Tax Payable	5,108.93
	___________
Total Other Current Liabilities		5,627.11
		___________
Total Current Liabilities		266,243.11
Long Term Liabilities
2504 - N/P JP Morgan Chase Bank	3,769.85
	___________
Total Long Term Liabilities		3,769.85
		___________
Total Liabilities		270,012.96

NIPSI Part B Services

Balance Sheet

As of October 31, 2002

		Oct 31, 02
Equity
3900- Retained Earnings	276,549.00
Net Income	100,912.78
	___________
Total Equity		377,461.78
		___________
TOTAL LIABILITIES & EQUITY		647,474.74
		==========

National Institutional Pharmacy Services

Profit & Loss

October 2002

		Oct 02
Ordinary Income/Expense
Income
4000- Pharmacy Revenue
4100, Non Medicare Revenue
4110 - Private Pay	69,330.42
4120- Medicaid	603,217.88
	___________
Total 4100- Non Medicare Revenue		672,548.30
4200- Medicare Revenue
4210- Medicare Pharmacy Revenue	129,096.43
4220 . IV Therapy	4,240.34
	___________
Total 4200- Medicare Revenue		133,336.77
4300 - Other Revenue
4310- Misc. Facility Income	57,940.22
4311- Sales Tax Discount	4.37
4320- Consulting Revenue	13,195.33
4390- Management Fee	14,474.11
	___________
Total 4300- Other Revenue		85,614.03
4400 . Returned Checks		-2,076.85
4500 . Customer Discount for Early Pmt		-5,000.00
		___________
Total 4000- Pharmacy Revenue		884,422.25
		___________
Total Income		884,422.25
Cost of Goods Sold
5000 -Cost of Good Sold
5300 . Satellite Pharmacies	10,827.43
5350 'Cardinal	622,769.40
5400. Other Wholesalers	16,588.52
5500 . Rebates	-17,403.28
5600 ' Stock	1,572.15
5700 . Inventory Adjustment	-19,756.02
5800, Return goods	-177.01
	___________
Total 5000 . Cost of Good Sold	614,421.19
	___________
Total COGS		614,421.19
		___________
Gross Profit		270,001.06
Expense
6000- Pharmacy Payroll
6110. Pharmacists	62,460.71
6120 . Consultant Pharmacists	15,024.25

National Institutional Pharmacy Services

Profit & Loss

October 2002

6130. Technicians	25,642.35
6140 . Nurses	5,361.76
6150. Medical Records Technician	5,276.41
6160. Accounting Staff	16,172.23
6165. Office Staff	5,047.62
6170. Relief Staffing-Pharmacy	4,995.00
6175, Nurse Consultant SAT	862.75
6180 ' Other	5,247.56
6190 . Bonus	3,191.66
	___________
Total 6000 . Pharmacy Payroll		149,282.30
6560 . Payroll Expenses
6566. Taxes-Employer Responsibility	10,996.32
6568 . Life/ADD Insurance	850.90
6569 ' Group Health/Dental Insurance	8,422.39
6570 ' Dependent Care Benefit	-325.00
6867. Employee Benefits	1,272.79
	___________
Tota16560- Payroll Expenses		21,217.40

National Institutional Pharmacy Services

Profit & Loss

October 2002

		Oct 02
7000-Operating Expenses
7100- Administration
7120 - Bad Debt	8,770.20
7130-Consulting Supplies	1,648.00
7140-Delivery	29,410.27
7150-Dues-Licenses	275.00
7160-Dues-Subscriptions	570.78
7180-Equipment Maintenance	1,118.61
7200-Insurance-General Liability	4,465.76
7205- Interest Expense	6,425.61
7220-Office Equipment-Rental	6,653.37
7230-Office Supplies	2,699.55
7240-Pham1acy Supplies	7,606.35
7250-Postage	1,430.09
7260-Professional Services	21,132.46
7270-Public Relations	497.95
7280-Travel & Expenses-Consulting	2,013.51
7295-Travel & Expenses-Other	1,734.07
7650-Bank fees	467.40
	___________
Total 7100-Administration	96,918.98
	___________
7500-Plant Operations & Maintenance
7520-Building Rental	5,759.09
7530-Electricity	1,369.17
7545-Computer Maintenance	1,377.96
7550-Garbage Disposal	247.42
7560-Gas	969.42
7580- Pest Control	108.26
7590-Security	26.38
7600- Storage Rental	500.00
7610-Telecommunications	5,783.47
7625-Vehicle Lease	552.13
	___________
Total 7500-Plant Operations & Maintenance	16,693.30
	___________
Total 7000-Operating Expenses		113,612.28
9000-Taxes
9200-Personal Property Taxes	7,319.31
9400- Sales Tax	818.48
	___________
Tota1 9000-Taxes		8,137.79
		___________
Total Expense		292,249.77
		___________
Net Ordinary Income		-22,248.71
		___________
Net Income		-22,248.71
		==========

National Institutional Pharmacy Services

Profit & Loss

January through October 2002

		Jan- Oct 02
Ordinary Income/Expense
Income
4000- Pharmacy Revenue
4100. Non Medicare Revenue
4110. Private Pay	878,252.17
4120. Medicaid	6,145,522.54
	___________
Total 4100- Non Medicare Revenue		7,023,774.71
4200 . Medicare Revenue
4210. Medicare Pharmacy Revenue	1,298,012.30
4220 .IV Therapy	47,805.83
	___________
Total 4200. Medicare Revenue		1,345,818.13
4300 . Other Revenue
4310. Misc. Facility Income	387,970.67
4311 . Sales Tax Discount	48.90
4320 . Consulting Revenue	221,257.04
4390 . Management Fee	172,192.94
4399 . Bad Debt Recovery	626.46
4300 . Other Revenue - Other	210.00
	___________
Total 4300-Other Revenue .		782,306.01
4400-Returned Checks		-4,971.66
4500-Customer Discount for Early Pmt		-30,000.00
		___________
Total 4000-Pharmacy Revenue		9,116,927.19
		___________
Total Income		9,116,927.19
Cost of Goods Sold
5000 Cost of Good Sold
5100-Amerisource	1,154,715.94
5200-Anda	38295.04
5300- Satellite Pharmacies	95,342.62
5350-Cardinal	5,202,172.67
5400-Other Wholesalers	39,085.97
5500-Rebates	-78,547.65
5600-Stock	27,501.48
5700-Inventory Adjustment	-144,932.02
5800-Return goods	-9,737.92
	___________
Total 5000- Cost of Good Sold	6,323,896.13
	___________
Total COGS		6,323,896.13
		___________

National Institutional Pharmacy Services

Profit & Loss

January through October 2002

Gross Profit		2,793,031.06
Expense
6000-Pharmacy Payroll
6110-Pharmacists	530,419.46
6120-Consultant Pharmacists	145,198.00
6130-Technicians	243,330.67
6140- Nurses	50,049.52
6150- Medical Records Technician	48,626.29
6160-Accounting Staff	143,896.26
6165-Office Staff	50,283.68
6170-Relief Staffing-Pharmacy	110,198.01
6175-Nurse Consultant SAT	8,215.25
6180-Other	55,806.16
6190-Bonus	32,191.64
	___________
Total 6000-Pharmacy Payroll		1,418,214.94

National Institutional Pharmacy Services

Profit & Loss

January through October 2002

		Jan- Oct 02
6560-Payroll Expenses
6566-Taxes-Employer Responsibility	108,035.78
6568-Life/ADD Insurance	6,544.66
6569-Group Health/Dental Insurance	67,401.00
6570-Dependent Care Benefit	8,337.75
6867-Employee Benefits	2,995.10
	___________
Tota1 6560-Payroll Expenses		193,314.29
6999-Uncategorized Expenses		0.00
7000-Operating Expenses
7100-Administration
7110-Advertising	3,083.23
7120-Bad Debt	89,728.12
7130-Consulting Supplies	5,275.40
7140-Delivery	255,071.26
7150-Dues-Licenses	531.00
7155-Dues-Quantum Pharmacy Alliance	1,400.00
7160-Dues-Subscriptions	5,463.17
7170-Employee Benefits	2,699.50
7180-Equipment Maintenance	3,686.24
7200-Insurance-General Liability	39,935.73
7205-Interest Expense	16,905.82
7208-Loan Fees	10,000.00
7210-Medical Records Supplies	4,591.29
7220-Office Equipment-Rental	49,709.31
7230-Office Supplies	40,043.04
7240-Pharmacy Supplies	61,674.35
7250-Postage .	11,109.27
7260-Professional Services	197,760.69
7270-Public Relations	3,179.06
7280-Travel & Expenses-Consulting	23,283.06
7295-Travel & Expenses-Other	27,735.38
7650-Bank fees	3,225.88
7100-Administration - Other	0.00
	___________
Total 7100-Administration		856,090.80
7500-Plant Operations & Maintenance
7520-Building Rental	57,558.90
7530-Electricity	13,178.64
7540-Equipment Repair/Maintenance	11,473.93
7545-Computer Maintenance	25,362.85
7550-Garbage Disposal	2,864.33
7560-Gas	7,755.07
7570-Maintenance Overhead	2,365.64
7580-Pest Control	595.43

National Institutional Pharmacy Services

Profit & Loss

January through October 2002

7590- Security	667.85
7600-Storage Rental	5,607.97
7610-Telecommunications	65,309.04
7620-Vehicle-inspections/Lic/Tags	147.70
7625-Vehicle Lease	6,101.03
7630-Vehicle Repair	1,657.71
	___________
Total 7500-Plant Operations & Maintenance		200,646.09
7000-Operating Expenses - Other		0.00
		___________
Tota1 7000-Operating Expenses		1,056,736.89

National Institutional Pharmacy Services

Profit & Loss

January through October 2002

		Jan- Oct 02
9000-Taxes
9100-Other Taxes	170.34
9200-Personal Property Taxes	19,389.50
9400-Sales Tax	11,814.65
	___________
Total 9000'Taxes		31,374.49
		___________
Total Expense		2,699,640.61
		___________
Net Ordinary Income		93,390.45
		___________
Net Income		93,390.45
		==========

National Institutional Pharmacy Services

Profit & Loss

As of October 31, 2002

		Oct 31, 02
ASSETS
Current Assets
Checking/Savings
1000-NIPSI Operating Account	39,663.78
1100-NIPSI Payroll Account	990.26
1105-NIPSUL TC Clearing Account	-175,655.35
1106-NIPSI Part B Clearing Account	-468,096.05
1110-Petty Cash	14.89
	___________
Total Checking/Savings		-603,082.47
Accounts Receivable
1200-Accounts Receivable
1210-Private Pay	380,835.73
1220-Medicaid	41,294.88
1230-Medicare Revenue	609,435.65
1240-IV Revenue	38,837.24
1250-Misc. Income	310,580.84
1260-Consulting & Med Records	125,470.87
1270-Allowance for doubtful account	-552,294.70
1200-Accounts Receivable - Other	-113.99
	___________
Total 1200-Accounts Receivable	1,454,046.52
	___________
Total Accounts Receivable		1,454,046.52
Other Current Assets
1280-Prepaid expenses	3,718.44
1290-lnventory	408,688.70
1499-Undeposited Funds	-74,561.98
	___________
Total Other Current Assets		337,845.16
		___________
Total Current Assets		1,188,809.21
Fixed Assets
1300-Fixed Asset Accounts
1301-Med Cart	60,544.48
1302-Computer Equipment & Software	80,114.06
1303-Pham1acyFixtures	115,617.87
1304-Office Fixture	2,940.81
1305-Leasehold Improvements	13,653.52
1300-Fixed Asset Accounts - Other	60,335.49
	___________
Total 1300-Fixed Asset Accounts		333,206.23
1930-Accumulated Depreciation
1932-Accum Depr-Computer Eqmt	-15,680.00
1933-Accum Depr-Pharmacy Fixtures	-22,779.00

National Institutional Pharmacy Services

Profit & Loss

As of October 31, 2002

1934-Accum Depr-Leasehold Imprvt	-2,736.00
	___________
Total 1930-Accumulated Depreciation		-41,195.00
		___________
Total Fixed Assets		292,011.23
		___________
TOTAL ASSETS		1,480,820.44
		==========
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
2000-Accounts Payable	303,196.83
	___________
Total Accounts Payable		303,196.83
Credit Cards
2020-Office Depot	7,913.55
2030-Wells Fargo Financial	36,047.52
	___________
Total Credit Cards		43,961.07
Other Current Liabilities
2100-Payroll Liabilities
2105-Payroll tax liability	-1,561.86
2106-Child Support W/H	-122.12
2110-Employee Benefit Liability
2111-Employee Benefit 4O1(k)	929.34
	___________
Total 2110-Employee Benefit Liability	929.34
	___________
Total 2100-Payroll Liabilities		-754.64
2200-Sales Tax Payable	420.94
2210-Accrued Salaries & Wages	56,674.01
2220-Accrued Payroll Taxes	4,335.58
2230-Accrued Bonus	13,041.64
2250-Accrued Customer Discounts	30,000.00
2300-Accrued Personal Property Tax	21,213.06
	___________
Total Other Current Liabilities		124,930.59
		___________
Total Current Liabilities		472,088.49
Long Term Liabilities
2120-Lease Payable DVI	15,190.00
2121-Lease Payable DVI - #2	16,616.00
2122-Lease Payable DVI - #3	33,568.00
2125-Amerisource [2-yr. installment]	486,236.36
	___________

National Institutional Pharmacy Services

Profit & Loss

As of October 31, 2002

Total Long Term Liabilities	551,610.36
___________
Total Liabilities	1,023,698.85
Equity
3010-Partners Capital	447,320.84
3900-Retained Earnings	-83,589.70
___________
Net Income	93,390.45
___________
Total Equity	457,121.59
___________
TOTAL LIABILITIES & EQUITY	1,480,820.44
==========

National Institutional Pharmacy Services

Profit & Loss

As of October 31, 2002

		Oct 31, 02
ASSETS
Current Assets
Checking/Savings
1000-LTC Operating account	2,876.63
1050-NIPSI Part B Operating Acct	14,399.23
1100-Petty Cash	400.00
1105-LTC/NIPSI Clearing account	175,655.35
1106-NIPSVPart B Clearing Account	468,096.05
	___________
Total Checking/Savings		661,427.26
Accounts Receivable
1200-Accounts Receivable Trade
1202-Part B	-82,390.03
1204-Non-Qualified	39,322.69
1206-Part A	28,658.58
1210-Allowance for Doubtful Account	-40,159.74
1200-Accounts Receivable Trade - Other	-21.23
	___________
Total 1200-Accounts Receivable Trade	-54,589.73
	___________
Total Accounts Receivable		-54,589.73
		___________
Total Current Assets		606,837.53
Fixed Assets
1300-Fixed Asset Accounts
1304-Vehicles	12,241.94
1305-Computer Equipment	3,092.18
1300-Fixed Asset Accounts - Other	303.09
	___________
Total 1300-Fixed Asset Accounts	15,637.21
	___________
Total Fixed Assets		15,637.21
Other Assets
1500-Investment-Creative Pharmacy	25,000.00
	___________
Total Other Assets		25,000.00
		___________
TOTAL ASSETS		647,474.74
		==========
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
2000-Accounts Payable	260,616.00
	___________
Total Accounts Payable		260,616.00
Other Current Liabilities
2100-Payroll Liabilities

National Institutional Pharmacy Services

Profit & Loss

As of October 31, 2002

2110-Employee Benefit Liability
2111-Employee Benefit 401(k)	518.18
	___________
Total 2110-Employee Benefit Liability	518.18
	___________
Total 2100-Payroll Liabilities		518.18
2201-Sales Tax Payable		5,108.93
		___________
Total Other Current Liabilities		5,627.11
		___________
Total Current Liabilities		266,243.11
Long Term Liabilities
2504-N/P JP Morgan Chase Bank	3,769.85
	___________
Total Long Term Liabilities		3,769.85
		___________
Total Liabilities		270,012.96

National Institutional Pharmacy Services

Profit & Loss

As of October 31, 2002

Oct 31, 02
Equity
3900-Retained Earnings	276,549.00
Net Income	100,912.78
	___________
Total Equity		377,461.78
		___________
TOTAL LIABILITIES & EQUITY		647,474.74
		==========

National Institutional Pharmacy Services

Profit & Loss

October 2002

		Oct 02
Ordinary Income/Expense
Income
4000 Total Revenue
4100-Part B Revenue	71,447.92
4200-Other Revenue-Non-Qualified pts	4,449.76
4300-Other Revenue-Part A Stay	5,852.15
	___________
Total 4000-Total Revenue		81,749.83
		___________
Total Income		81,749.83
Cost of Goods Sold
5000-Cost of Goods Sold
5100-Red Line Medical Supply	14,911.86
5200-NIPSI	1,029.63
Total 5000-Cost of Goods Sold	15,941.49
	___________
Total COGS		15,941.49
		___________
Gross Profit		65,808.34
Expense
6000-Payroll
6100-Salaries	20,209.22
	___________
Total 6000-Payroll		20,209.22
6560-Payroll Expenses
6566-Taxes Employer Responsibility	1,549.56
6568-Group Health/Dental Insurance	2,056.60
	___________
Total 6560-Payroll Expenses		3,606.16
7000-Operating Expenses
7100-Administration
7110-Bad Debt	3,269.99
7160-Equipment Maintenance	225.00
7170-Finance Charges	6.00
7190-Postage	69.84
7210-Professional Services-Payroll	163.02
7220-Travel Expenses	1,076.37
	___________
Total 7100-Administration		4,810.22
7500-Plant Operations and Maintenance
7520-Electricity	153.50
7530-Garbage Disposal	37.00
7550-Interest Expense	15.14
7560-Pest Control	91.00
7570-Rent	4,500.00
7590-Telecommunications	591.55
7610-Water	10.49
	___________
Total 7500-Plant Operations and Maintenance		5,398.68
		___________

National Institutional Pharmacy Services

Profit & Loss

October 2002

Total 7000-Operating Expenses		10,208.90
		___________
Total Expense		34,024.28
		___________
Net Ordinary Income		31,784.06
Other Income/Expense
Other Expense
9181-Intercompany Management Fee Exp	7,500.00
	___________
Total Other Expense	7,500.00
	___________
Net Other Income		-7,500.00
		___________
Net Income		24,284.06
		==========

National Institutional Pharmacy Services

Profit & Loss

January through October 2002

		Jan - Oct 02
Ordinary Income/Expense
Income
4000-Total Revenue
4100-Part B Revenue	761,098.92
4200-Other Revenue-Non-Qualified pts	131,979.80
4300-Other Revenue-Part A Stay	60,732.84
4400-Bad Debt Recovery	100.07
	___________
Total 4000-Total Revenue		953,911.63
		___________
Total Income		953,911.63
Cost of Goods Sold
5000-Cost of Goods Sold
5100-Red Line Medical Supply	414,747.52
5200-NIPSI	6,475.64
5400-Stock	161.60
	___________
Total 5000-Cost of Goods Sold	421,384.76
	___________
Total COGS		421,384.76
		___________
Gross Profit		532,526.87
Expense
6000-Payroll
6100-Salaries	183.627.36
	___________
Total 6000-Payroll		183,627.36
6560-Payroll Expenses
6566-Taxes Employer Responsibility	14,423.98
6568-Group Health/Dental Insurance	19,837.22
6570-Employee Benefits	47.10
	___________
Total 6560-Payroll Expenses		34,308.30
7000-Operating Expenses
7100-Administration
7105-Advertising	191.50
7110-BadDebt	36,168.66
7120-Bank Service Charge	23.10
7130-Computer Maintenance	2,717.82
7150-Dues-Licenses	139.00
7160-Equipment Maintenance	2,250.00
7170-Finance Charges	48.00
7180-Office Supplies	3,515.34
7182-Miscellaneous Expense	80.70
7185-Insurance	7,162.00

National Institutional Pharmacy Services

Profit & Loss

January through October 2002

7190-Postage	1,317.20
7200-Professional Services-Legal	12,100.00
7205-Professional Services-Acct	6,590.00
7210-Professional Services-Payroll	1,662.56
7220-Travel Expenses	14,322.25
7230-Public Relations	334.95
	___________
Total 7100-Administration		88,623.08
7500-Plant Operations and Maintenance
7510-Building Maintenance	760.49
7520-Electricity	1,802.42
7530-Garbage Disposal	359.50
7540-Gas	1,012.89
7550-Interest Expense	291.95
7560-Pest Control	317.00
7570-Rent	33,000.00
7580-Security	116.93
7590-Telecommunications	7,498.60
7600-Vehicle Leases	4,513.65
7610-Water	104.99
	___________
Total 7500-Plant Operations and Maintenance		49,778.42
		___________
Total 7000-Operating Expenses		138,401.50
9000-Taxes
9100-Property Taxes	235.68
9000-Taxes - Other	41.25
	___________
Total 9000-Taxes		276.93
		___________
Total Expense		356,614.09
		___________
Net Ordinary Income		175,912.78
Other Income/Expense
Other Expense
9181-Intercompany Management Fee Exp	75,000.00
	___________
Total Other Expense	75,000.00
	___________
Net Other Income		-75,000.00
		___________
Net Income		100,912.78
		==========